SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 19, 2004
                        (Date of earliest event reported)


                              POTLATCH CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





             Delaware                 1-5313                        82-0156045
---------------------------------  ----------------------           ----------
     (State or Other Jurisdiction   (Commission               (I.R.S. Employer
          of Incorporation)          File Number)         Identification Number)


       601 W. Riverside Avenue, Suite 1100, Spokane WA,              99201
-------------------------------------------------------              -----
     (Address of principal executive offices)                     (Zip Code)

                                  509-835-1500
                                  ------------
                         (Registrant's telephone number,
                              including area code)




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Item 7.  Financial Statements and Exhibits

         c.  Exhibits
         99.1 Potlatch reports second quarter earnings

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 19, 2004



POTLATCH CORPORATION


By:  /s/ Malcolm A. Ryerse
    --------------------------
      Malcolm A. Ryerse
      Corporate Secretary